UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 25, 2014

United Community Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East

Blairsville, Georgia 30512

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(706) 781-2265

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 25, 2014, United Community Banks, Inc. (the “Company”) and Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”) entered into a sales agency agreement (the “Sales Agency Agreement”) under which the Company may sell from time to time through Sandler O’Neill, as sales agent, 640,000 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”).

Pursuant to the Sales Agency Agreement, the Common Stock may be offered and sold through Sandler O’Neill in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions, including on The Nasdaq Global Select Market, at market prices or as otherwise agreed to with Sandler O’Neill. The Sales Agency Agreement provides that Sandler O’Neill will be entitled to compensation equal to 1.25% of the gross sales price of the Common Stock sold through Sandler O’Neill from time to time under the Sales Agency Agreement. The Company has no obligation to sell any of the Common Stock under the Sales Agency Agreement, and may at any time suspend solicitation and offers under the Sales Agency Agreement.

The Company intends to use the proceeds from any sales for general corporate purposes, including the repurchase of the warrant originally issued to Fletcher International, Ltd. (“Fletcher”) and resolution of all other claims in connection with our settlement with Richard J. Davis, as the Chapter 11 Trustee for Fletcher as previously approved on March 5, 2014.

The Common Stock will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration File No. 333-180752) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2012, and declared effective on April 25, 2012. The Company filed a prospectus supplement, dated March 25, 2014 (the “Prospectus Supplement”), with the SEC in connection with the offer and sale of the Common Stock pursuant to the Sales Agency Agreement.

The Sales Agency Agreement contains customary representations, warranties and covenants between the parties as of the date of entering into the Sales Agency Agreement. These representations, warranties and covenants, are not representations of factual information to investors about the Company or its subsidiaries, and the sale of any shares of Common Stock pursuant to the Sales Agency Agreement is not a representation that there has not been any change in the condition of the Company.

A copy of the Sales Agency Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K. The description of the Sales Agency Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the text of such agreement.

A news release announcing the offering is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

Legal Opinion. The validity of the shares offered in public offering was passed upon for the Company by Troutman Sanders LLP. The opinion is attached hereto as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

1.1	Sales Agency Agreement, dated March 25, 2014 between the Company and Sandler O’Neill & Partners, L.P.

5.1	Opinion and Consent of Troutman Sanders LLP.

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1).

99.1	News Release, dated March 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Rex S. Schuette
Rex S. Schuette Executive Vice President and
Chief Financial Officer

Date: March 25, 2014

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Sales Agency Agreement, dated March 25, 2014 between the Company and Sandler O’Neill & Partners, L.P.

5.1	Opinion and Consent of Troutman Sanders LLP.

99.1	News Release, dated March 25, 2014.